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                                   EXHIBIT 10.1
                          1996 DEFERRED COMPENSATION PLAN
                                 THE TIMKEN COMPANY
                                 ELECTION AGREEMENT

     I, _____________________________, hereby elect to participate in the 1996
Deferred Compensation Plan for The Timken Company (the "Plan") adopted with respect to the compensation that I may receive beginning January 1, 2002.
(You may complete any or all of the Sections numbered I through V below, but you must complete Section VI.)
     I hereby elect to defer payment of the compensation which I otherwise would be entitled to receive as follows:
I.   DEFERRAL OF BASE SALARY
     1.   Percentage or dollar amount of Base Salary for
          (a) 2002 only [    ] or
          (b) 2001 and later years [    ] (check one):
          25% [    ]    50% [    ]    ____% [    ]    $______ [    ] per month
     2.   Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
          a.   Pay in lump sum  [    ]
          b.   Pay in ____ approximately equal quarterly installments [    ]
     3.   Please defer payment or make payment of first installment as follows:
          a.   Defer until the date I cease to be an associate [    ]
          b.   Defer until _________ [    ] (specify date or number of years
               following termination of employment)
II.  DEFERRAL OF ANNUAL BONUS
     1.   Percentage or dollar amount of bonus, if any, payable under the
          Management Performance Plan (a) for 2002 (to be paid in Feb. 2003)
          [    ] or (b) in 2002 and in later years [    ] (check one):
          25%  [  ]   50%  [  ]   ____ %  [  ]   ____% [  ]   $ ______ [  ]

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     2.   Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
          a.   Pay in lump sum  [    ]
          b.   Pay in ____ approximately equal quarterly installments [    ]
     3.   Please defer payment or make payment of first installment as follows:
          a.   Defer until the date I cease to be an associate [    ]
          b.   Defer until __________ [    ] (specify date or number of years
               following termination of employment)
III. DEFERRAL OF SAVINGS AND INVESTMENT PENSION (SIP) PLAN AMOUNTS THAT EXCEED
     IRS LIMITATIONS
     1.   Percentage or dollar amount, if any, that would otherwise be contributed to the Post-Tax Savings and Investment Pension (SIP) Plan
          Employee (Contributions and Match) (a) in 2002 [    ] or (b) in 2002
          only and in later years [    ] (check one):
          25%  [   ]   50%  [   ]   100%  [   ]   ____% [   ]   $ ______ [   ]
     2.   Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
          a.   Pay in lump sum [    ]
          b.   Pay in ____ approximately equal quarterly installments [    ]
     3.   Please defer payment or make payment of first installment as follows:
          a.   Defer until the date I cease to be an associate [    ]
          b.   Defer until ___________ [    ] (specify date or number of years
               following termination of employment)
IV.  DEFERRAL OF COMMON SHARES PAYABLE PURSUANT TO PERFORMANCE UNITS EARNED
     UNDER THE LONG-TERM INCENTIVE PLAN
     1.   Percentage or number of Common Shares, if any, payable as a result of the earning of Performance Units (as defined in the Long-Term
          Incentive Plan) (a) for 2002, 2003 and 2004 (to be paid in 2005)
          [    ] or (b) in 2005 and in later years [    ] (check one):
          25%  [  ]  50%  [  ]  100%  [  ]  ____% [  ]  # of shares ______ [  ]
     2.   Please make payment of the above Common Shares together with all accrued amounts in my Account as follows:
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          a.   Pay in lump sum [    ]
          b.   Pay in _____ approximately equal quarterly installments [    ]
     3.   Please defer payment or make payment of first installment as follows:
          a.   Defer until the date I cease to be an associate [    ]
          b.   Defer until _________ [    ] (specify date or number of years
               following termination of employment)
V.   DEFERRAL OF CASH AMOUNTS PAYABLE PURSUANT TO PERFORMANCE UNITS EARNED
     UNDER THE LONG-TERM INCENTIVE PLAN
     1.   Percentage or dollar amount, if any, payable as a result of the earning of Performance Units (a) for 2002, 2003 and 2004 (to be paid
          in 2005) [    ] or (b) in 2005 and in later years [    ] (check one):
          25%  [   ]   50%  [   ]   ____ %  [   ]  ____% [   ]   $ ______ [   ]
     2.   Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
          a.   Pay in lump sum  [    ]
          b.   Pay in ____ approximately equal quarterly installments [    ]
     3.   Please defer payment or make payment of first installment as follows:
          a.   Defer until the date I cease to be an associate [    ]
          b.   Defer until __________ [    ] (specify date or number of years
               following termination of employment)
VI.  SIGNATURE/AUTHORIZATION
          I acknowledge that I have reviewed the Plan and understand that my participation will be subject to the terms and conditions contained in the
     Plan.  Capitalized terms used, but not otherwise defined, in this Election
     Agreement shall have the respective meanings assigned to them in the Plan.
          I understand that (i) this Election Agreement shall continue to be effective from Year to Year except as specified above and except as otherwise provided in the Plan and (ii) in order to be effective to revoke or modify this Election Agreement with respect to compensation otherwise payable in a particular Year, a revocation or modification must be delivered to the Director of Compensation and Benefits of the Company
     prior to the beginning of the first Year of service for which such compensation is payable.
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          I acknowledge that I have been advised to consult with my own financial, tax, estate planning and legal advisors before making this election to defer in order to determine the tax effects and other implications of my participation in the Plan.

     Dated this ________ day of _______________, 2002.

     _____________________________           ______________________________
             (Signature)                          (Print or type name)